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Exhibit 10.3

Consent of Purvin & Gertz, Inc.

        We hereby consent to the incorporation by reference in the Registration Statement on Form F-3 of PDVSA Finance Ltd. and Petróleos de Venezuela, S.A. (File No. 333-65454) of our report entitled "U.S. Market Analysis of Venezuelan Crude Oil and Refined Products," dated June 2002, included PDVSA Finance Ltd.'s Annual Report on Form 20-F for the year ended December 31, 2001.

PURVIN & GERTZ, INC.
By:	/s/ STEPHEN N. FEKETE Name: Stephen N. Fekete Title: Principal

June 13, 2002

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  Exhibit 10.3
Consent of Purvin & Gertz, Inc.